UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2020

FIRST WESTERN FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-38595	37-1442266
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1900 16th Street, Suite 1200 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 531-8100

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒Emerging growth company

☒If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MYFW	The Nasdaq Stock Market LLC

Item 7.01Regulation FD Disclosure.

On July 16, 2020, First Western Capital Management Company (“FWCM”), a wholly owned subsidiary of First Western Financial, Inc. (the “Company”), entered into a settlement agreement with the Securities and Exchange Commission (the “SEC”) resolving certain issues previously corrected in 2017.

Without admitting or denying the SEC’s findings, FWCM agreed to settle claims that FWCM failed reasonably to supervise its investment adviser representatives who purchased securities sold in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), for advisory clients when the clients were not qualified institutional buyers in a Rule 144A transaction, and to adopt and implement written policies and procedures reasonably designed to prevent violations of the Investment Advisers Act of 1940 and the rules thereunder by the adviser and its supervised persons. FWCM paid a fine of $200,000 to the SEC which the Company accrued earlier this year and, following the discovery of the issues in 2017, terminated the FWCM President and the FWCM compliance team in place at that time. A copy of the Agreement is filed hereto as Exhibit 10.1 and incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description

10.1

Order Instituting Administrative and Cease-and-Desist Proceedings, Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Making Findings, and Imposing Remedial Sanctions and a Cease-and-Desist Order, dated July 16, 2020, between the United States Securities and Exchange Commission and First Western Capital Management Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST WESTERN FINANCIAL, INC.

Date: July 21, 2020	By: /s/ Scott C. Wylie
Scott C. Wylie
Chairman, Chief Executive Officer and President